FORM N-SAR
Exhibit 77I

For Period Ended 10/31/14

SCHEDULE A
TO
MAINSTAY FUNDS TRUST
DECLARATION OF TRUST

SERIES AND CLASSES

As of April 3, 2014

Series	Classes
MainStay Balanced Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay California Tax Free Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Conservative Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Cornerstone Growth Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Cushing MLP Premier Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Cushing Renaissance Advantage Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Cushing Royalty Energy Income Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Emerging Markets Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Epoch Global Choice Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Epoch Global Equity Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Epoch International Small Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Epoch U.S. All Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Epoch U.S. Equity Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Floating Rate Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Growth Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay High Yield Municipal Bond Fund	Investor, A, C, I
MainStay High Yield Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay ICAP Equity Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay ICAP Global Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay ICAP International Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay ICAP Select Equity Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Indexed Bond Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay International Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Marketfield Fund	Investor, A, B, C, I, R1, R2, R3, R6 and P
MainStay Moderate Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Moderate Growth Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay New York Tax Free Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Retirement 2010 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Retirement 2020 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Retirement 2030 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Retirement 2040 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Retirement 2050 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay S&P 500 Index Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Short Duration High Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Short Term Bond Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay Total Return Bond Fund*	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay U.S. Equity Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
MainStay U.S. Small Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6
* Formerly, MainStay Intermediate Term Bond Fund